Exhibit 99.2

AMENDMENT NUMBER ONE TO SETTLEMENT AGREEMENT

This Amendment Number One to Settlement Agreement (this “Amendment”) is made as of the 1st of May, 2009, by and among IMPERIAL PETROLEUM, INC., a Nevada corporation (the “Borrower”), the Lenders (as defined below) party hereto, D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership, formerly known as Highbridge/Zwirn Special Opportunities Fund, L.P. (“DBZ”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and DBZ, as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent”; and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, Collateral Agent, and the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) are parties to that certain Credit Agreement, dated as of April 13, 2007, as amended by that certain Forbearance Agreement and Amendment Number One to Credit Agreement dated as of March 24, 2008 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower;

WHEREAS, Borrower, Administrative Agent, Collateral Agent, and the lenders party thereto are parties to that certain Forbearance Agreement, dated as of November 13, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Forbearance Agreement”), pursuant to which the Lenders and Agents have agreed to forbear from enforcing remedies with respect to the Existing Events of Default (as defined in the Forbearance Agreement);

WHEREAS, Borrower, Administrative Agent, Collateral Agent, and the lenders party thereto are parties to that certain Amendment Number One to Forbearance Agreement, dated as of December 19, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Amended Forbearance Agreement”), pursuant to which the Lenders and Agents have agreed to forbear from enforcing remedies with respect to the Existing Events of Default (as defined in the Forbearance Agreement);

WHEREAS, Borrower, Administrative Agent , Collateral Agent, and the lenders party thereto have executed that certain Settlement Agreement dated April 30, 2009 (“Settlement Agreement”) pursuant to which the Agents and Lenders have agreed to settle and discharge all outstanding debts, fees and other obligations of Borrowers with respect to the Credit Agreement, Forbearance Agreement and Amended Forbearance Agreement (collectively referred herein as “the Loan Documents”); and

WHEREAS, Closing of the sale of assets to True North has been delayed until May 8, 2009; and

WHEREAS, on and subject to the terms and conditions set forth herein, the Agents and Lenders and Borrower have agreed to amendment the Settlement Agreement;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendment to Settlement Agreement. Effective on the date hereof, the Settlement Agreement is amended as follows:

(a) All references to True North shall be amended to be “True North or a mutually agreeable substitute Buyer”.

(b) Section 1(e) is hereby amended by deleting “May 1, 2009” therein and by inserting “May 15, 2009” in lieu thereof.

2. Representations and Warranties. Each Loan Party hereby represents and warrants in favor of each Agent and each Lender as follows:

a. Such Loan Party has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

b. This Amendment has been duly authorized, validly executed and delivered by an authorized officer of such Loan Party, and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms;

c. The execution and delivery of this Amendment and performance by such Loan Party under the Settlement Agreement, as amended from time to time, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over such Loan Party which has not already been obtained, nor contravene or conflict with the charter documents of such Loan Party, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which such Loan Party is party or by which any of its properties are or may become bound;

3. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflicts or choice of law principles thereof.

5. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

6. RELEASE BY LOAN PARTIES. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT: (I) NEITHER IT NOR ANY OF ITS SUBSIDIARIES HAS ANY CLAIM OR CAUSE OF ACTION AGAINST THE AGENTS OR LENDERS (OR ANY OF THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, AFFILIATES OR ATTORNEYS OF THE FOREGOING), (II) EACH AGENT AND EACH LENDER HAS HERETOFORE PROPERLY PERFORMED AND SATISFIED IN A TIMELY MANNER ALL OF ITS OBLIGATIONS TO EACH LOAN PARTY AND THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES AND (III) HE OR IT HAS RECEIVED THE ADVICE OF LEGAL COUNSEL WITH REGARD TO THE RELEASES AND WAIVERS CONTAINED HEREIN. EACH AGENT AND EACH LENDER WISHES (AND EACH LOAN PARTY AGREES) TO ELIMINATE ANY POSSIBILITY THAT ANY PAST CONDITIONS, ACTS, OMISSIONS, EVENTS OR CIRCUMSTANCES WOULD IMPAIR OR OTHERWISE ADVERSELY AFFECT ANY OF THEIR RIGHTS, INTERESTS, SECURITY AND/OR REMEDIES. FOR AND IN CONSIDERATION OF THE AGREEMENTS CONTAINED IN THIS AMENDMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, EACH LOAN PARTY (THE “RELEASORS”) VOLUNTARILY, KNOWINGLY, UNCONDITIONALLY AND IRREVOCABLY RELEASES, WAIVES AND FOREVER DISCHARGES EACH AGENT AND EACH LENDER, TOGETHER WITH THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, SUBSIDIARIES, AFFILIATES, AGENTS, EMPLOYEES AND ATTORNEYS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM: (X) ANY AND ALL LIABILITIES, OBLIGATIONS, DUTIES, PROMISES OR INDEBTEDNESS OF ANY KIND OF THE RELEASED PARTIES TO THE RELEASORS OR ANY OF THEM, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED AND (Y) ALL CLAIMS, OFFSETS, CAUSES OF ACTION, SUITS OR DEFENSES OF ANY KIND WHATSOEVER (IF ANY), WHICH THE RELEASORS OR ANY OF THEM MIGHT OTHERWISE HAVE AGAINST THE RELEASED PARTIES OR ANY OF THEM, WHETHER KNOWN OR UNKNOWN,

ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, IN EITHER CASE (X) OR (Y) IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, OR ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, OR ON ACCOUNT OF ANY CONDITION, ACT, OMISSION, EVENT, CONTRACT, LIABILITY, OBLIGATION, INDEBTEDNESS, CLAIM, CAUSE OF ACTION, DEFENSE, CIRCUMSTANCE OR MATTER OF ANY KIND WHICH EXISTED, AROSE OR OCCURRED AT ANY TIME FROM THE BEGINNING OF THE WORLD TO THE DATE THIS AMENDMENT BECOMES EFFECTIVE.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. Any party delivering an executed counterpart of this Amendment by facsimile transmission or other electronic transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first written above.

IMPERIAL PETROLEUM, INC.,
a Nevada corporation

By:
Name:
Title:

COLLATERAL AGENT, ADMINISTRATIVE AGENT AND LENDER:

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: D.B. ZWIRN PARTNERS, LLC, its general partner

BY: ZWIRN HOLDINGS, LLC, its managing member

By:
Name:
Title:

LENDER:

BERNARD NATIONAL LOAN INVESTORS, LTD.

By:
Name:
Title: